DUE FROM FACTOR	12 Months Ended
Dec. 31, 2023
Semi Cab Inc [Member]
DUE FROM FACTOR

NOTE 9 - DUE FROM FACTOR

We entered into an accounts receivable factoring arrangement with a financial institution (the “Factor”) which has been extended to October 31, 2024 and may be discontinued at that time. Pursuant to the terms of the arrangement, from time to time, we sell to the Factor a minimum of $150,000 per quarter of certain of our accounts receivable balances on a non-recourse basis for credit approved accounts. The Factor remits 35% of the foreign and 75% of the domestic accounts receivable balance to us (the “Advance Amount”), with the remaining balance, less fees, forwarded to us once the Factor collects the full accounts receivable balance from the customer. In addition, from time to time, we receive over advances from the Factor. Factoring fees range from 2.75% to 15% of the face value of the invoice factored and are determined by the number of days required for collection of the invoice. We expect to continue to use this factoring arrangement periodically to assist with our general working capital requirements due to contractual requirements.

LEGAL MATTERS

On May 28, 2024, SemiCab was sued by a Baxter Bailey, collection agency acting on behalf of a domestic freight shipper. The shipper claims is was underpaid for services rendered, and SemiCab has disputed the claim. The total amount in dispute is approximately $93,000. SemiCab intends to dispute the claim. As such, this litigation has been excluded from liabilities assumed as part of this transaction.

LEASES

Operating Leases

Not applicable. The Company currently utilizes a work-from-home model for its US operations, and a month-to-month shared office space in Bangalore that expires in June. At that time 100% of the current employees will adopt a work-from-home model.

Finance Leases

Not applicable. The Company does not have any material financial leases at this time, or any of the periods presented in this Report.